                                                                    Exhibit 10.5

                                                                  EXECUTION COPY

==============================================================================

                              @ENTERTAINMENT, INC.
                            (a Delaware corporation)

                           256,800 Units Consisting of

                   14 1/2 Senior Discount Notes due 2009 and
                1,027,200  Warrants to Purchase an Aggregate of
                        1,813,665 Shares of Common Stock

                               PURCHASE AGREEMENT

Dated: January 22, 1999

==============================================================================

                                Table of Contents

PURCHASE AGREEMENT........................................................................1
    SECTION 1.  Representations and Warranties............................................3
       (a)      Representations and Warranties by the Company.............................3
                (i)        Similar Offerings..............................................3
                (ii)       Offering Memorandum............................................3
                (iii)      Independent Accountants........................................4
                (iv)       Financial Statements...........................................4
                (v)        No Material Adverse Change in Business.........................4
                (vi)       Good Standing of the Company...................................4
                (vii)      Corporate Standing of Designated Subsidiaries..................5
                (viii)     Restrictions on Payments of Dividends..........................5
                (ix)       Capitalization.................................................6
                (x)        Authorization of Agreement.....................................6
                (xi)       Authorization of the Registration Rights Agreement.............6
                (xii)      Authorization of the Indenture.................................6
                (xiii)     Authorization of the Notes.....................................7
                (xiv)      Authorization of the Warrant Agreement.........................7
                (xv)       Authorization of the Warrants..................................7
                (xvi)      Authorization of the Warrant Shares............................7
                (xvii)     Authorization of the Warrant Registration Rights Agreement.....8
                (xviii)    Authorization of Preference Securities.........................8
                (xix)      Description of the Registration Rights Agreement,
                           Warrant Registration Rights Agreement, the Units, the
                           Notes, the Warrants, the Common Stock, the Warrant
                           Agreement and the Indenture....................................8
                (xx)       Absence of Defaults and Conflicts..............................8
                (xxi)      Absence of Labor Dispute.......................................9
                (xxii)     Absence of Proceedings........................................10
                (xxiii)    Possession of Intellectual Property...........................10
                (xxiv)     Absence of Further Requirements...............................10
                (xxv)      Possession of Licenses and Permits............................11
                (xxvi)     No Additional Documents.......................................11
                (xxvii)    Management Agreements.........................................12
                (xxviii)   Title to Property.............................................12
                (xxix)     Tax Returns...................................................12
                (xxx)      Environmental Laws............................................12
                (xxxi)     Investment Company Act........................................13
                (xxxii)    Internal Controls.............................................13
                (xxxiii)   Taxes on Subsidiary Indebtedness..............................14
                (xxxiv)    Insurance.....................................................14

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
                (xxxv)     Rule 144A Eligibility.........................................14
                (xxxvi)    No General Solicitation.......................................14
                (xxxvii)   No Registration Required......................................14
                (xxxviii)  No Registration of Preference Securities Required.............14
                (xxxix)    Reporting Company.............................................15
       (b)      Officers' Certificates...................................................15

    SECTION 2.  Sale and Delivery to the Initial Purchasers; Closing.....................15
       (a)      Securities...............................................................15
       (b)      Payment..................................................................15
       (c)      Qualified Institutional Buyer............................................15
       (d)      Denominations; Registration..............................................15

    SECTION 3.  Covenants of the Company.................................................16
       (a)      Offering Memorandum......................................................16
       (b)      Notice and Effect of Material Events.....................................16
       (c)      Amendment to Offering Memorandum and Supplements.........................16
       (d)      Qualification of Securities for Offer and Sale...........................16
       (e)      DTC and PORTAL...........................................................17
       (f)      Use of Proceeds..........................................................17
       (g)      Restriction on Sale of Securities........................................17
       (h)      Notification of Current Accumulated Earnings & Profits...................17

    SECTION 4.  Payment of Expenses......................................................17
       (a)      Expenses.................................................................17
       (b)      Termination of Agreement.................................................18

    SECTION 5.  Conditions of the Initial Purchasers' Obligations........................18
       (a)      Opinions of Counsel for the Company......................................18
       (b)      Opinion of United States Counsel for the Initial Purchasers..............18
       (c)      Opinion of Polish Counsel for the Initial Purchasers.....................18
       (d)      Officers' Certificate....................................................19
       (e)      Accountants' Comfort Letter..............................................19
       (f)      Bring-down Comfort Letter................................................19
       (g)      PORTAL...................................................................19
       (h)      Additional Documents.....................................................19
       (i)      Execution of Agreements..................................................20
       (j)      Consummation of Sale of Preference Securities............................20
       (k)      Termination of Agreement.................................................20

    SECTION 6.  Subsequent Offers and Resales of the Securities..........................20
       (a)      Offer and Sale Procedures................................................20
                (i)        Offers and Sales only to Qualified Institutional Buyers.......20

                (ii)       No General Solicitation.......................................20
                (iii)      Purchases by Non-Bank Fiduciaries.............................20
                (iv)       Subsequent Purchaser Notification.............................21
                (v)        Restrictions on Transfer......................................21
       (b)      Covenants of the Company.................................................21
                (i)        Due Diligence.................................................21
                (ii)       Integration...................................................22
                (iii)      Rule 144A Information.........................................22
                (iv)       Restriction on Repurchases....................................22
                (c)        Resale Pursuant to Rule 144A..................................22
       (d)      Offers and Sales in Poland and The Netherlands...........................23
       (e)      Offers and Sales in the United Kingdom...................................23
       (f)      Representation and Warranty of the Initial Purchasers....................23

    SECTION 7.  Indemnification..........................................................23
       (a)      Indemnification of the Initial Purchasers................................23
       (b)      Indemnification of the Company, Directors and Officers...................24
       (c)      Actions Against Parties; Notification....................................25
       (d)      Settlement Without Consent if Failure to Reimburse.......................25

    SECTION 8.  Contribution.............................................................25

    SECTION 9.  Representations, Warranties and Agreements to Survive Delivery...........27

    SECTION 10. Termination of Agreement.................................................27
       (a)      Termination; General.....................................................27
       (b)      Liabilities..............................................................28

    SECTION 11. Default by One or More of the Initial Purchasers.........................28

    SECTION 12. Notices..................................................................28

    SECTION 13. Parties..................................................................28

    SECTION 14. GOVERNING LAW AND TIME...................................................29

    SECTION 15. Effect of Headings.......................................................29

    SECTION 16. Counterparts.............................................................29

                              @ENTERTAINMENT, INC.
                            (a Delaware corporation)

                           256,800 Units Consisting of
                    14 1/2 Senior Discount Notes due 2009 and
                 1,027,200 Warrants to Purchase an Aggregate of
                        1,8133,665 Shares of Common Stock

                               PURCHASE AGREEMENT

                                                                January 22, 1999

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
      Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

Deutsche Bank Securities Inc.
133 Houndsditch
London
EC3A 7DX

Ladies and Gentlemen:

      @Entertainment, Inc., a Delaware corporation (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Deutsche Bank Securities Inc. (collectively, the "Initial Purchasers"), with respect to the issue and sale by the Company and the purchase by the Initial Purchasers of 256,800 of the Company's units (the "Units"), each Unit consisting of $1,000 aggregate principal amount at maturity of the Company's 14 1/2% Senior Discount Notes due 2009 (the "Notes") and four warrants (each a "Warrant" and collectively, the "Warrants" and, together with the Units and the Notes, the "Securities"), each Warrant initially entitling the holder thereof to purchase 1.7656 shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company. The Units, Notes and Warrants are more fully described in Schedule C hereto. The Notes are to be issued pursuant to an indenture to be dated on or about January 27, 1999 (the "Indenture") between the Company and Bankers Trust Company, as trustee (the "Trustee") and the Warrants are to be issued pursuant to a warrant agreement dated on or about January 27, 1999 (the "Warrant Agreement"), between the Company and Bankers Trust Company, as warrant agent (the "Warrant Agent") in substantially the form attached hereto as Exhibit B. Securities issued in book-entry form will be issued to Cede & Co. as nominee of The Depository Trust Company ("DTC") pursuant to a letter agreement, to be dated as of the Closing Time (as defined in Section 2(b)) (the "DTC Agreement"), among the Company, the Trustee and DTC.

      Concurrently with the sale of the Securities the Company has entered into separate agreements for the sale of shares ("Preference Shares") and warrants ("Preference Warrants" and, together with the Preference Shares, the "Preference Securities") for aggregate gross proceeds of $50 million.

      On January 20, 1999 the Company completed the sale of $36,001,321 principal amount at maturity of Series C Senior Discount Notes due 2008 (the "Series C Notes"). The Series C Notes were issued at a discount to their aggregate principal for gross proceeds to the Company of approximately $9.8 million.

      The holders of Securities will be entitled to the benefits of a Registration Rights Agreement, in substantially the form attached hereto as Exhibit A with such changes as shall be agreed to by the parties hereto (the "Registration Rights Agreement"), pursuant to which the Company will file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") registering the Securities or the Exchange Notes referred to in the Registration Rights Agreement under the Securities Act of 1933, as amended (the "1933 Act").

      The holders of Warrants will be entitled to the benefits of a Warrant Registration Rights Agreement in substantially the form attached hereto as Exhibit C, with such changes as shall be agreed to by the parties hereto (the "Warrant Registration Rights Agreement") which provides for the registration of the Warrants under the 1933 Act under certain circumstances set forth therein.

      The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers ("Subsequent Purchasers") at any time after the date of this Agreement. The Securities are to be offered and sold through the Initial Purchasers without being registered under the 1933 Act, in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors that acquire Securities may only resell or otherwise transfer such Securities if such Securities are hereafter registered under the 1933 Act or if an exemption from the registration requirements of the 1933 Act is available (including the exemption afforded by Rule 144A ("Rule 144A") of the rules and regulations promulgated under the 1933 Act by the Commission).

      The Company has prepared and delivered to each Initial Purchaser, copies of a preliminary offering memorandum dated January 14, 1999 (the "Preliminary Offering Memorandum") and has prepared and will deliver to each Initial Purchaser on the date hereof or the next succeeding day, copies of a final Offering Memorandum dated January 22, 1999 (the "Final Offering Memorandum") for use by the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Securities. "Offering Memorandum" means with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether Preliminary Offering Memorandum or the Final Offering Memorandum and including any amendment or supplement to either such document), including exhibits thereto and any documents incorporated therein by reference, which has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Securities.

      All references in this Agreement to financial statements and schedules and other information which are "contained," "included" or "stated" in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information, if any, which are incorporated by reference in the Offering Memorandum.

      SECTION 1. Representations and Warranties.

      (a) Representations and Warranties by the Company. The Company represents and warrants to the Initial Purchasers as of the date hereof and as of the Closing Time referred to in Section 2(b) hereof, and agrees with the Initial Purchasers as follows:

            (i) Similar Offerings. The Company and its Affiliates (as defined in
      Section 1(a)(xxxv)) have not, directly or indirectly, solicited any offer to buy or offered to sell, and will not, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the 1933 Act.

            (ii) Offering Memorandum. Neither of its date nor as of the Closing Time the Final Offering Memorandum, including any amendment or supplement thereto, includes or will include an untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Initial Purchasers expressly for use in the Final Offering Memorandum, including any amendment or supplement thereto.

            (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Offering Memorandum are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of Regulation S-X under the 1933 Act.

            (iv) Financial Statements. The financial statements, together with the related schedules and notes, of the Company included in the Offering Memorandum present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Offering Memorandum present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Offering Memorandum.

            (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Offering Memorandum, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise (a "Material Adverse Effect"), whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than transactions entered into in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

            (vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under this Agreement, the Warrant Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement, the Indenture, the Securities and the Preference Securities; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

            (vii) Corporate Standing of Designated Subsidiaries. Each subsidiary of the Company that (i) is a "significant subsidiary" (as that term is defined in Regulation S-X under the 1933 Act) or (ii) that holds any valid permits or licenses to operate the cable television business in Poland or a digital direct-to-home business uplinking from the

      United Kingdom is listed on Schedule C hereto (each subsidiary listed on Schedule C hereto is hereinafter referred to as a "Designated Subsidiary" and, collectively, the "Designated Subsidiaries"), and has been duly organized and is validly existing as a corporation under the laws of the jurisdiction of its incorporation, has corporate power and corporate authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is not required to be qualified as a foreign corporation to transact business or to own or lease property in any jurisdiction where it owns or leases property or transacts business; except as otherwise disclosed in the Offering Memorandum or in Schedule C, all of the issued and outstanding capital stock of each Designated Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except for (i) in the case of any Polish limited liability company, any statutory liability for taxes,
      (ii) the pledge of 3,583,457 shares of Polska Telewizja Kablowa Warszawa S.A. and of 2,514,291 shares of Polska Telewizja Kablowa Krakow S.A. held by Poland Cablevision (Netherlands) B.V. ("PCBV") and 2,400 shares of Polska Telewizja Kablowa Lublin S.A. held by Poltelkab Sp. z o.o. as security for the loan of $6.5 million granted on August 28, 1996 by the American Bank in Poland to Poland Communications, Inc. ("PCI"), and (iii) the pledge of 1,818 shares of Szczecinska Telewizja Kablowa Sp. z o.o. ("SzTK") for the security of certain obligations undertaken by PTK Szczecin Sp. z o.o. ("PTK Szczecin") with respect to the sellers of those shares (collectively, the "Share Pledges"); none of the outstanding shares of capital stock of the Designated Subsidiaries was issued in violation of any preemptive or similar rights arising by operation of law, or under the statute or by-laws (or other similar organizational documents) of any Designated Subsidiary or under any agreement to which the Company or any Designated Subsidiary is a party. The subsidiaries of the Company other than the Designated Subsidiaries, considered in the aggregate as a single subsidiary, do not constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X.

            (viii) Restrictions on Payments of Dividends. There are no restrictions (legal, contractual or otherwise) on the ability of the Designated Subsidiaries to declare and pay dividends or make any payment or transfer of property or assets to their shareholders other than those referred to in the Offering Memorandum and except for (i) restrictions relating to the Share Pledges, (ii) encumbrances on certain assets of Telewizja Kablowa GOSAT Sp. z o.o. ("GOSAT") consisting of the transfer of title to such assets as security for the loan of $0.5 million granted on October 7, 1996 by Polski Bank Rozwoju (which was bought by Bank Rozucju Eksportu S.A. in July of 1998) to GOSAT, and (iii) the restrictions discussed in Schedule D to the Indenture (collectively, the "Asset Encumbrances").

            (ix) Capitalization. The authorized, issued and outstanding capital stock of the Company at September 30, 1998 was as set forth under the caption "Capitalization" under the heading "Actual" in the Offering Memorandum and, as of the date hereof, there has been no material change in the authorized, issued and outstanding capital stock since the date of the Offering Memorandum other than (i) issuances of shares of Common Stock upon the exercise of options disclosed to be outstanding in the Offering Memorandum and (ii) the authorization and issuance of the Series A Cumulative Preference Shares, the Series B Cumulative Preference Shares, the Preference Warrants and the Warrants as described in the Offering Memorandum. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company.

            (x) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

            (xi) Authorization of the Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by the Company, and, at the Closing Time, will have been duly executed and delivered by the Company and, when executed and delivered by the Initial Purchasers, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, (y) the enforceability thereof may be limited by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (z) any rights to indemnity and contribution may be limited by federal and state securities laws and public policy considerations.

            (xii) Authorization of the Indenture. The Indenture has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and, when executed and delivered by the Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and the waiver contained in Section 514 thereof may be unenforceable due to interests of public policy.

            (xiii) Authorization of the Notes. The Notes have been duly authorized and, at the Closing Time, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture and the Registration Rights Agreement.

            (xiv) Authorization of the Warrant Agreement. The Warrant Agreement has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and, when duly executed and delivered by the Warrant Agent, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

            (xv) Authorization of the Warrants. The Warrants have been duly authorized by the Company and, at the Closing Time, will have been duly executed by the Company and, when executed and issued in the manner provided for in the Warrant Agreement and delivered against payment of the purchase price therefor as provided in this Agreement, (A) will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and (B) will be in the form contemplated by, and entitled to the benefits of, the Warrant Agreement and the Warrant Registration Rights Agreement.

            (xvi) Authorization of the Warrant Shares. The shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") have been duly authorized and reserved by the Company and, when executed by the Company and countersigned by the Warrant Agent and issued and delivered upon exercise of the Warrants in accordance with the terms of the Warrants and the Warrant Agreement, will be validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar rights.

            (xvii) Authorization of the Warrant Registration Rights Agreement. The Warrant Registration Rights Agreement has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and, when executed and delivered by the Initial Purchasers, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditor's rights generally, (y) the enforceability thereof may be limited by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (z) any rights to indemnity and contribution may be limited by federal and state securities laws and public policy considerations.

            (xviii) Authorization of Preference Securities. The Preference Securities have been duly authorized by the Company and will conform in all respects to all statements relating thereto contained in the Offering Memorandum and the descriptions thereof in the Offering Memorandum conform in all material respects to the rights set forth in the instruments defining same. At Closing Time the Preference Shares will have been validly issued, fully paid and non assessable. The Preference Warrants will have been duly authorized, and when executed and issued in the manner provided for in the governing instruments and delivered against payment of the purchase price will constitute valid, binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

            (xix) Description of the Registration Rights Agreement, Warrant Registration Rights Agreement, the Units, the Notes, the Warrants, the Common Stock, the Warrant Agreement and the Indenture. The Registration Rights Agreement, Warrant Registration Rights Agreement, the Units, the Notes, the Warrants, the Common Stock, the Warrant Agreement, the Indenture and the Preference Securities will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum and will be in substantially the respective forms previously delivered to the Initial Purchasers.

            (xx) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is (1) in violation of its charter or statute, as applicable, or by-laws (or other similar organizational documents), (2) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (collectively, "Agreements and Instruments"), except as described in the Offering Memorandum and except for such defaults that would not result in a Material Adverse Effect or (3) in violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets or properties, except as described in the Offering Memorandum; and the execution, delivery and performance of this Agreement, the Warrant Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement, the Indenture, the Securities and the Preference Securities and any other agreement or instrument entered into or issued or to be entered into or issued by the Company or any Designated Subsidiary in connection with the transactions contemplated hereby or thereby or in the Offering Memorandum and the consummation of the transactions contemplated herein and in the Offering Memorandum (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, the Agreements and Instruments except for such conflicts, breaches, Repayment Events or defaults or liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or statute, as applicable, or by-laws (or other similar organizational documents) of the Company or any of its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets or properties, assuming that the Initial Purchasers comply with all of their obligations under Section 6 hereof. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

            (xxi) Absence of Labor Dispute. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any of its subsidiaries' principal suppliers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

            (xxii) Absence of Proceedings. Except as disclosed in the Offering Memorandum, there is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary thereof, which would be required to be disclosed in the Offering Memorandum (other than as disclosed therein) if it were a prospectus filed as part of a registration statement on Form S-1 under the 1933 Act, or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to adversely affect the properties or assets of the Company or any of its subsidiaries in a manner that is material and adverse to the Company and its subsidiaries considered as one enterprise or the consummation of the transactions contemplated by this Agreement, the Warrant Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement, the Indenture or the Securities, or the performance by the Company of its obligations hereunder or thereunder. The aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary thereof is a party or of which any of their respective property or assets is the subject which are not described in the Offering Memorandum, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

            (xxiii) Possession of Intellectual Property. Except as disclosed in the Offering Memorandum, the Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them. Except as disclosed in the Offering Memorandum, neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

            (xxiv) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency (other than (A) under the 1933 Act and the rules and regulations thereunder with respect to the Registration Rights Agreement, the Warrant Registration Rights Agreement and the transactions contemplated thereunder, (B) under the securities or "blue sky" laws of the various states and (C) the Polish Anti-Monopoly Act) is necessary or required (x) for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, the Warrant

      Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement, the Offering Memorandum or the Preference Securities or
      (y) to permit the Company to (1) effect payments of principal of and premium and interest on the Notes and, if issued, the Exchange Notes referred to in the Registration Rights Agreement, or (2) perform its other obligations under the Indenture, the Warrant Agreement, the Warrant Registration Rights Agreement, or the Preference Securities.

            (xxv) Possession of Licenses and Permits. Except as disclosed in the Offering Memorandum, the Company and its subsidiaries possess such permits, licenses, approvals, concessions, consents and other authorizations (including, without limitation, all permits required for the operation of the business of the Company and its subsidiaries by the Republic of Poland and the United Kingdom) (collectively, "Governmental Licenses") issued by the appropriate domestic or foreign regulatory agencies or bodies, other governmental authorities or self regulatory organizations necessary to conduct the business now operated by them or any business currently proposed to be conducted by them as described in the Offering Memorandum; the Company and its subsidiaries, except as disclosed in the Offering Memorandum and except where the failure to so comply would not, singly or in the aggregate, have a Material Adverse Effect, are in compliance with the terms and conditions of all such Governmental Licenses; all of the Governmental Licenses are valid and in full force and effect, except as disclosed in the Offering Memorandum and except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and except as disclosed in the Offering Memorandum, neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect. To the knowledge of the Company, except as described in the Offering Memorandum, there exists no reason or cause that could justify the variation, suspension, cancellation or termination of any such Governmental Licenses held by the Company or any of its subsidiaries with respect to the construction or operation of their respective businesses, which variation, suspension, cancellation or termination could reasonably be expected to have a Material Adverse Effect.

            (xxvi) No Additional Documents. There are no contracts or documents of a character that would be required to be described in the Offering Memorandum, if it were a prospectus filed as part of a registration statement on Form S-1 under the 1933 Act, that are not described as would be so required. All such contracts to which the Company is party have been duly authorized, executed and delivered by the Company and constitute valid and binding agreements of the Company.

            (xxvii) Management Agreements. Each of the Management Agreements (as such term is defined in the Indenture) to which any subsidiary of the Company is a party has been duly authorized, executed and delivered by each of the parties thereto and constitutes a valid and binding agreement of each of the parties thereto.

            (xxviii) Title to Property. The Company and its subsidiaries own no real property, except as described in the Final Offering Memorandum and except for approximately 3,200 square meters of real property owned by a Designated Subsidiary, and have good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Offering Memorandum or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Offering Memorandum, are in full force and effect, and neither the Company nor any of its subsidiaries has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any subsidiary thereof to the continued possession of the leased or subleased premises under any such lease or sublease, except for such claims as could not reasonably be expected to result in a Material Adverse Effect.

            (xxix) Tax Returns. Except as disclosed in the Offering Memorandum, the Company and its subsidiaries have filed all domestic and foreign tax returns that are required to be filed or have duly requested extensions thereof and have paid all taxes required to be paid by any of them and any related assessments, fines or penalties, except for any such tax, assessment, fine or penalty that is being contested in good faith and by appropriate proceedings, and except for such claims as could not result in a Material Adverse Effect; and adequate charges, accruals and reserves have been provided for in the financial statements referred to in Section 1(a)(iv) above in respect of all domestic and foreign taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined or remains open to examination by applicable taxing authorities.

            (xxx) Environmental Laws. Except as described in the Offering Memorandum and except such matters as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any domestic or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or Environmental Laws.

            (xxxi) Investment Company Act. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Offering Memorandum will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

            (xxxii) Internal Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and its subsidiaries have not made, and, to the knowledge of the Company, no employee or agent of the Company or any subsidiary has made, any payment of the Company's funds or any subsidiary's funds or received or retained any funds (A) in violation of the Foreign Corrupt Practices Act, as amended, or (B) in violation of any other applicable law, regulation or rule (except, in the case of this clause (B), for such violations as could not reasonably be expected to result in a Material Adverse Effect) or that would be required to be disclosed in the Offering Memorandum if it were a prospectus filed as part of a registration statement on Form S-1 under the 1933 Act.

            (xxxiii) Taxes on Subsidiary Indebtedness. Except as described in the Offering Memorandum, as of the date hereof, no material income, stamp or other taxes or levies, imposts, deductions, charges, compulsory loans or withholdings whatsoever are or will be, under applicable law in the Republic of Poland, imposed, assessed, levied or collected by the Republic of Poland or any political subdivision or taxing authority thereof or therein or on or in respect of principal, interest, premiums, penalties or other amounts payable under any indebtedness of any of the Company's subsidiaries held by the Company.

            (xxxiv) Insurance. Except as otherwise disclosed in the Offering Memorandum, the Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses or similar industries in similar locations.

            (xxxv) Rule 144A Eligibility. The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Time, of the same class as securities listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), or quoted in a U.S. automated interdealer quotation system.

            (xxxvi) No General Solicitation. None of the Company, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act ("Affiliates"), or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has engaged or will engage, in connection with the offering of the Securities or Preference Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

            (xxxvii) No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in
      Section 2 and the procedures set forth in Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement, the Warrant Agreement and the Offering Memorandum to register the Securities under the 1933 Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "1939 Act").

            (xxxviii) No Registration of Preference Securities Required. Subject to compliance by the purchasers with representations and warranties contained in the governing instruments thereto, it is not necessary in connection with the offer, sale and delivery of the Preference Securities to register the Preference Securities under the 1933 Act.

            (xxxix) Reporting Company. The Company is subject to, and has complied with all applicable reporting requirements of Section 13 or
      Section 15(d) of the 1934 Act.

      (b) Officers' Certificates. Any certificate titled "Officers' Certificate" or the "Secretary's Certificate" signed by any officer of the Company or any of its subsidiaries which is delivered to Initial Purchasers or to counsel for Initial Purchasers shall be deemed a representation and warranty by the Company to the Initial Purchasers as to the matters covered thereby.

      SECTION 2. Sale and Delivery to the Initial Purchasers; Closing.

      (a) Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to the Initial Purchasers and the Initial Purchasers agree to purchase from the Company, at the price set forth in Schedule B, the aggregate number of Units set forth in Schedule A opposite its name.

      (b) Payment. Payment of the purchase price ($96,752,957) for, and delivery of certificates for, the Securities shall be made at the office of Baker & McKenzie, 815 Connecticut Avenue, N.W., Washington D.C., or at such other place as shall be agreed upon by the Initial Purchasers and the Company, at 9:00 A.M. on the third business day after the date hereof (January 27, 1999) (unless postponed in accordance with the provisions of Section 11), or such other time not later than ten business days after such date as shall be agreed upon by the Initial Purchasers and the Company (such time and date of payment and delivery being herein called the "Closing Time").

      Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to each Initial Purchaser for the account of such Initial Purchaser of certificates for the Securities to be purchased by it.

      (c) Qualified Institutional Buyer. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that it is a "qualified institutional buyer" within the meaning of Rule 144A under the 1933 Act (a "Qualified Institutional Buyer") and an "accredited investor" within the meaning of Rule 501(a) under the 1933 Act (an "Accredited Investor").

      (d) Denominations; Registration. Certificates for the Securities shall be in such denominations and registered in such names as the Initial Purchasers may request in writing at least one full business day before the Closing Time. The certificates representing the Units, Notes and Warrants shall be registered in the name of Cede & Co. pursuant to the DTC Agreement and shall be made available for examination and packaging by each Initial Purchaser in The City of New York not later than 10:00 A.M. on the last business day prior to the Closing Time.

      SECTION 3. Covenants of the Company. The Company covenants with the Initial Purchasers as follows:

      (a) Offering Memorandum. The Company, as promptly as possible, will furnish to the Initial Purchasers, without charge, such number of copies of the Final Offering Memorandum and any amendments and supplements thereto and documents incorporated by reference therein as the Initial Purchasers may reasonably request. The Company will use the Offering Memorandum only in connection with offering of the Notes and Warrants being offered as Units and not for any other purpose.

      (b) Notice and Effect of Material Events. The Company will immediately notify each Initial Purchaser, and confirm such notice in writing, of (x) any filing made by the Company of information relating to the offering of the Securities with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (y) prior to the completion of the placement of the Securities by the Initial Purchasers as evidenced by a notice in writing from the Initial Purchasers to the Company, any material changes in or affecting the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries which (i) make any statement in the Final Offering Memorandum (as amended or supplemented) false or misleading or (ii) are not disclosed in the Final Offering Memorandum (as amended or supplemented). In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of any of the Company, its counsel, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Final Offering Memorandum in order that the Final Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company will forthwith amend or supplement the Final Offering Memorandum by preparing and furnishing to each Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Final Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

      (c) Amendment to Offering Memorandum and Supplements. The Company will advise each Initial Purchaser promptly of any proposal to amend or supplement the Offering Memorandum and will not effect such amendment or supplement without the consent of the Initial Purchasers, which consent shall not be unreasonably withheld. Neither the consent of the Initial Purchasers, nor the Initial Purchasers' delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

      (d) Qualification of Securities for Offer and Sale. The Company will use its best efforts, in cooperation with the Initial Purchasers, to qualify the Securities for offering and sale under the applicable securities laws of such jurisdictions as the Initial Purchasers may designate and will maintain such qualifications in effect as long as required for the sale of the

Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

      (e) DTC and PORTAL. The Company will cooperate with the Initial Purchasers and use its best efforts (i) to permit the Securities to be eligible for clearance and settlement through the facilities of DTC and (ii) include quotation of the Securities on PORTAL.

      (f) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Offering Memorandum under "Use of Proceeds".

      (g) Restriction on Sale of Securities. During a period of 180 days from the date of the Offering Memorandum, the Company will not, without the prior written consent of Merrill Lynch, directly or indirectly, issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of, any other debt securities of the Company or securities of the Company that are convertible into, or exchangeable for, the Securities or such other debt securities, other than the Exchange Notes referred to in the Registration Rights Agreement.

      (h) Notification of Current Accumulated Earnings & Profits. The Company will disclose its current and accumulated earnings and profits, if any, for each fiscal year in its annual report on Form 10-K so long as it is required to file such report. Thereafter, the Company will provide such information to any holder of Securities, upon receipt of a written request from such holder.

      SECTION 4. Payment of Expenses.

      (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and any filing of the Offering Memorandum (including financial statements and any schedules or exhibits and any document incorporated therein by reference) and of each amendment or supplement thereto, (ii) the preparation, printing and delivery to the Initial Purchasers of this Agreement, the Warrant Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement, the Indenture and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Initial Purchasers, including any charges of DTC in connection therewith, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(d) hereof and any filing for review of the offering with the National Association of Securities Dealers (the "NASD"), including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation of the Blue Sky Survey, any supplement thereto and any Legal Investment Survey, (vi) the fees and expenses of the Trustees and paying agents, including the fees and disbursements of counsel for the Trustees in connection with the Indenture and the Securities,
(vii) any fees payable in connection with the rating of the Securities and
(viii) any fees payable to the NASD and any fees and expenses payable in connection with the initial and continued designation of the Securities as PORTAL securities under the PORTAL Market Rules pursuant to NASD Rule 5322.

      (b) Termination of Agreement. If this Agreement is terminated by the Initial Purchasers in accordance with the provisions of Section 5 or Section 10(a)(i) hereof, the Company shall reimburse the Initial Purchasers for all of its out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Initial Purchasers incurred through the date of termination.

      SECTION 5. Conditions of the Initial Purchasers' Obligations. The obligations of the several Initial Purchasers hereunder are subject to the accuracy of the representations and warranties of the Company contained in
Section 1 hereof or in certificates of any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

      (a) Opinions of Counsel for the Company. (i) At the Closing Time, the Initial Purchasers shall have received two favorable opinions, each dated as of the Closing Time, of Baker & McKenzie, counsel for the Company, each in form and substance satisfactory to counsel for the Initial Purchasers, one to the effect as set forth in Exhibit D hereto and one to the effect set forth in Exhibit E hereto and each to such further effect as counsel to the Initial Purchasers may reasonably request.

      (ii) At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Baker & McKenzie, Amsterdam, special Dutch counsel to the Company, in form and substance satisfactory to counsel to the Initial Purchasers, to the effect set forth in Exhibit F hereto and to such other effect as counsel to the Initial Purchasers may reasonably request.

      (iii) At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Ashurst Morris Crisp, special English counsel to the Company, in form and substance satisfactory to counsel to the Initial Purchasers, to the effect set forth in Exhibit G hereto and to such other effect as counsel to the Initial Purchasers may reasonably request.

      (b) Opinion of United States Counsel for the Initial Purchasers. At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Shearman & Sterling, counsel for the Initial Purchasers, with respect to certain of the matters set forth in Exhibit D hereto and to such other effect as the Initial Purchasers and such counsel may reasonably agree.

      (c) Opinion of Polish Counsel for the Initial Purchasers. At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Salans Hertzfeld & Heilbronn Sp. z o.o., special Polish counsel to the Initial Purchasers, in form satisfactory to the Initial Purchasers with respect to certain of the matters set forth in paragraphs (i) through (vii), inclusive, of Exhibit E hereto.

      (d) Officers' Certificate. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Initial Purchasers shall have received a certificate of the chief executive officer of the Company and of the chief financial or chief accounting officer of the Company, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

      (e) Accountants' Comfort Letter. At the time of the execution of this Agreement, the Initial Purchasers shall have received from KPMG Polska Sp. z o.o. a letter dated such date, in form and substance satisfactory to the Initial Purchasers, containing statements and information of the type ordinarily included in accountants' "comfort letters" to the Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

      (f) Bring-down Comfort Letter. At the Closing Time, the Initial Purchasers shall have received from KPMG Polska Sp. z o.o. a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

      (g) PORTAL. At the Closing Time, the Securities shall have been designated for trading on PORTAL.

      (h) Additional Documents. At the Closing Time, counsel for the Initial Purchasers shall have been furnished with such documents and opinions as it may require for the purpose of enabling it to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers.

      (i) Execution of Agreements. At the Closing Time, the Warrant Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement and the Indenture, each in form and substance reasonably satisfactory to the Initial Purchasers, shall have been duly executed and delivered and shall be in full force and effect.

      (j) Consummation of Sale of Preference Securities. The sale of Preference Securities shall have been consummated on or before the Closing Time stipulated in Section 2 of this Agreement.

      (k) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Initial Purchasers by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 7, 8 and 9 shall survive any such termination and remain in full force and effect.

      SECTION 6. Subsequent Offers and Resales of the Securities.

      (a) Offer and Sale Procedures. Each of the Initial Purchasers and the Company hereby establish and agree to observe the following procedures in connection with the offer and sale of the Securities:

            (i) Offers and Sales only to Qualified Institutional Buyers. Offers and sales of the Securities shall only be made to persons whom the offeror or seller reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the 1933 Act). Each Initial Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions.

            (ii) No General Solicitation. No general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933 Act) will be used in the United States in connection with the offering or sale of the Securities.

            (iii) Purchases by Non-Bank Fiduciaries. In the case of a non-bank Subsequent Purchaser of a Security acting as a fiduciary for one or more third parties, each third party shall, in the judgment of the applicable Initial Purchaser, be a Qualified Institutional Buyer.

            (iv) Subsequent Purchaser Notification. Each Initial Purchaser will take reasonable steps to inform, and cause each of its U.S. Affiliates to take reasonable steps to inform, persons acquiring Securities from such Initial Purchaser or affiliate, as the case may be, in the United States that the Securities (A) have not been and will not be registered under the 1933 Act, (B) are being sold to them without registration under the 1933 Act in reliance on Rule 144A or in accordance with another exemption from registration under the 1933 Act, as the case may be, and (C) may not be offered, sold or otherwise transferred prior to (x) the date which is two years (or such shorter period of time as permitted by Rule 144(k) under the 1933 Act or any successor provision thereunder) after the later of the date of original issue of the Securities and (y) such later date, if any, as may be required under applicable laws except (1) to the Company or any of its subsidiaries, (2) inside the United States in accordance with (x) Rule 144A to a person whom the seller reasonably believes is a Qualified Institutional Buyer that is purchasing such Securities for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (y) pursuant to another available exemption from registration under the 1933 Act, or (3) pursuant to an effective registration statement.

            (v) Restrictions on Transfer. The transfer restrictions and the other provisions set forth in the Offering Memorandum under the heading "Notice to Investors", including the legend required thereby, shall apply to the Securities except as otherwise agreed by the Company and the Initial Purchasers. Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the 1933 Act, arising from or relating to any resale or transfer of any Security.

      (b) Covenants of the Company. The Company covenants with each Initial Purchaser as follows:

            (i) Due Diligence. In connection with the original distribution of the Securities, the Company agrees that, prior to any offer or resale of the Securities by the Initial Purchasers, the Initial Purchasers and counsel for the Initial Purchasers shall have the right to make reasonable inquiries into the business of the Company and its subsidiaries. The Company also agrees to provide answers to each prospective Subsequent Purchaser of Securities who so requests concerning the Company and its subsidiaries (to the extent that such information is available or can be acquired and made available to prospective Subsequent Purchasers without unreasonable effort or expense and to the extent the provision thereof is not prohibited by applicable law) and the terms and conditions of the offering of the Securities, as provided in the Offering Memorandum.

            (ii) Integration. The Company agrees that it will not and will cause its Affiliates not to solicit any offer to buy or make any offer or sale of, or otherwise negotiate in respect of, securities of the Company of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A or otherwise.

            (iii) Rule 144A Information. The Company agrees that, in order to render the Securities eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the Securities remain outstanding, it will make available, upon request, to any holder of Securities or prospective purchasers of Securities the information specified in Rule 144A(d)(4), unless the Company furnishes information to the Commission pursuant to
      Section 13 or 15(d) of the 1934 Act (such information, whether made available to holders or prospective purchasers or furnished to the Commission, is herein referred to as "Additional Information").

            (iv) Restriction on Repurchases. Until the expiration of two years after the original issuance of the Securities, the Company will not, and will cause its Affiliates not to, purchase or agree to purchase or otherwise acquire any Securities which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act), whether as beneficial owner or otherwise (except as agent acting as a securities broker on behalf of and for the account of customers in the ordinary course of business in unsolicited broker's transactions) unless, immediately upon any such purchase, the Company or any Affiliate shall submit such Securities to the Trustees for cancellation.

      (c) Resale Pursuant to Rule 144A. Each Initial Purchaser understands that the Securities have not been and will not be registered under the 1933 Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from the registration requirements of the 1933 Act. Each Initial Purchaser severally represents and agrees, that, except as permitted by Section 6(a) above, it has offered and sold Securities and will offer and sell Securities as part of their distribution at any time only in accordance with Rule 144A under the 1933 Act or another applicable exemption from the registration provisions of the 1933 Act. Each Initial Purchaser severally agrees that, at or prior to confirmation of a sale of Securities (other than a sale of Securities pursuant to Rule 144A) it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it or through it during the restricted period a confirmation or notice to substantially the following effect:

            "The Securities covered hereby have not been registered under the United States Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to or for the account or benefit of U.S. persons as part of their distribution at any time except in accordance with Rule 144A under the Securities Act or another exemption from the registration requirements of the Securities Act."

      (d) Offers and Sales in Poland and The Netherlands. Each Initial Purchaser has advised the Company and hereby represents and warrants to and agrees with the Company that it will not offer or sell the Securities in Poland except in accordance with Polish foreign exchange regulations under circumstances which do not constitute a public offering or distribution of securities under Polish laws and regulations. Each Initial Purchaser further agrees they will not offer or sell the Securities in The Netherlands except under circumstances which do not constitute a public offering or distribution (aanbod buiten besloten kring) of securities under the laws and regulations of The Netherlands.

      (e) Offers and Sales in the United Kingdom. Each Initial Purchaser hereby represents, warrants and agrees that (i) it has not offered or sold and prior to the expiration of the period six months after the date of issue of the Securities will not offer to sell by means of any document any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom and (iii) it has only issued or passed on, and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 or is a person to whom such document may otherwise lawfully be issued or passed on.

      (f) Representation and Warranty of the Initial Purchasers. Each Initial Purchaser represents and agrees that it has not entered and will not enter into any contractual arrangements with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

      SECTION 7. Indemnification.

      (a) Indemnification of the Initial Purchasers. The Company agrees to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Company; and

            (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or
      (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser expressly for use in the Offering Memorandum (or any amendment thereto), and provided further that the foregoing indemnity with respect to any untrue statement contained in or omission from the Preliminary Offering Memorandum shall not inure to the benefit of the Initial Purchasers (or any party controlling the Initial Purchasers) if the person asserting such loss, liability, claim, damage or expense purchased the Securities which are the subject thereof directly from the Initial Purchasers and if the Company shall sustain the burden of proving that such person did not receive a copy of the Final Offering Memorandum and the untrue statement contained in or omission from such Preliminary Offering Memorandum was corrected in such Final Offering Memorandum subject to the Company complying with its obligations under Sections 3(a), 3(b) and 3(c) of this Agreement.

      (b) Indemnification of the Company, Directors and Officers. Each Initial Purchaser agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers expressly for use in the Offering Memorandum.

      (c) Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      (d) Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

      SECTION 8. Contribution. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred,
(i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

      The relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Initial Purchasers, bear to the aggregate initial offering price of the Securities.

      The relative fault of the Company on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

      Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the Subsequent Purchasers were offered to the Subsequent Purchasers exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

      No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      For purposes of this Section 8, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

      SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Initial Purchasers.

      SECTION 10. Termination of Agreement.

      (a) Termination; General. The Initial Purchasers may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time
(i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States, the Republic of Poland or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, or in Polish taxation affecting the Company or any subsidiary thereof or the transactions contemplated by the Offering Memorandum, or currency exchange rates for the U.S. dollar into the Polish Zloty or exchange controls applicable to the U.S. dollar or the Polish Zloty, in each case the effect of which is such as to make it, in the judgment of the Initial Purchasers, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission, or if trading generally on the American Stock Exchange, the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by Polish, United States Federal or New York authorities.

      (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 7, 8 and 9 shall survive such termination and remain in full force and effect.

      SECTION 11. Default by One or More of the Initial Purchasers. If one of the Initial Purchasers shall fail at the Closing Time to purchase the Securities which it is obligated to purchase under this Agreement (the "Defaulted Securities"), the non-defaulting Initial Purchaser shall have the right, within 24 hours thereafter, to make arrangements for itself, or any other Initial Purchasers, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the non-defaulting Initial Purchaser shall not have completed such arrangements within such 24-hour period, then this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser.

      No action taken pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default.

      In the event of any such default which does not result in a termination of this Agreement, either the non-defaulting Initial Purchaser or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Offering Memorandum or in any other documents or arrangements. As used herein, the term "Initial Purchaser" includes any person substituted for an Initial Purchaser under this
Section 11.

      SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, sent by courier or express delivery company or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to the Initial Purchasers at Merrill Lynch & Co., North Tower, World Financial Center, New York, New York 10281-1209 attention of Lisa Craig; and at Deutsche Bank Legal Dept., 31 West 52nd Street, New York, NY 10019-6160 attention of Pamela Kendall, Esq.; notices to the Company shall be directed to it at One Commercial Plaza, Hartford, Connecticut 06103-3585, attention of Robert E. Fowler, III.

      SECTION 13. Parties. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Initial Purchasers shall be deemed to be a successor by reason merely of such purchase.

      SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

      SECTION 15. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      SECTION 16. Counterparts. This Agreement may be executed in one or more counterparts and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchasers and the Company in accordance with its terms.

                                          Very truly yours,

                                          @ENTERTAINMENT, INC.

                                          By
                                             /s/ ROBERT E. FOWLER, III
                                             ----------------------------------
                                             Title: CHIEF EXECUTIVE OFFICER

                                          By
                                             /s/ DONALD MILLER JONES
                                             ----------------------------------
                                             Title: CHIEF FINANCIAL OFFICER

CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
     INCORPORATED

By /s/ MARISA D. DREW, DIRECTOR
   ----------------------------------
        Authorized Signatory

DEUTSCHE BANK SECURITIES INC.

By /s/ R. MOHAMED
   ----------------------------------
        Authorized Signatory

                                   SCHEDULE A

                                                      Number of
   Name of Underwriter                                  Units
   -------------------                                  -----

Merrill Lynch, Pierce, Fenner & Smith
         Incorporated........................         179,760

Deutsche Bank Securities Inc. ...............          77,040
                                                      -------

Total........................................         256,800
                                                      =======

                                   SCHEDULE B

                              @ENTERTAINMENT, INC.

      256,800 Units, each Unit consisting of one $1,000 aggregate principal amount at maturity of 14 1/2% Senior Discount Notes due 2009 and four Warrants, each Warrant initially entitling the holder thereof to purchase 1.7656 shares of Common Stock.

      1. The initial offering price of the Units shall be $389.42 per Unit, plus accreted amortization of original issue discount on the Notes, if any, from January 27, 1999.

      2. The purchase price to be paid by the Initial Purchasers for the Units shall be $376.6764 per Unit, plus accreted amortization of original issue discount on the Notes, if any, from January 27, 1999.

      3. The interest rate on the Notes shall be 14 1/2% per annum; interest will be payable semiannually in arrears on February 1 and August 1, commencing August 1, 2004. Cash interest will not accrue prior to February 1, 2004.

      4. The Notes will mature on February 1, 2009 and will be issued in denominations of $1,000 aggregate principal amount at maturity or integral multiples thereof.

      5. The redemption price supplied on page 150 of the Offering Memorandum (and correspondingly in the Indenture) with respect to redemptions of Notes from the proceeds of Public Equity Offerings shall be 117 1/2% of the Accreted Value thereof, plus accrued and unpaid interest, if any, to the redemption date.

      6. The redemption prices supplied on page 150 of the Offering Memorandum (and correspondingly in the Indenture) relating to the Notes shall be:

                                            Redemption
            Year                              Price
            ----                              -----

            February 1, 2004                 108.750%
            February 1, 2005                 105.833
            February 1, 2006                 102.917
            February 1, 2007 and thereafter  100.000


                                    Sch B-1

                                   SCHEDULE C

                         LIST OF DESIGNATED SUBSIDIARIES

1.     ETV Sp. z o.o.
2.     Telewizja Kablowa GOSAT Sp. z o.o.
3.     Ground Zero Media Sp. z o.o.
4.     Otwocka Telewizja Kablowa Sp. z o.o.
5.     Polska Telewizja Kablowa S.A.
6.     Polska Telewizja Kablowa Krakow S.A.
7.     Polska Telewizja Kablowa Lublin S.A.
8.     Polska Telewizja Kablowa Operator Sp. z o.o.
9.     Polska Telewizja Kablowa Szczecin Sp. z o.o.
10.    Polska Telewizja Kablowa Warszawa S.A.
11.    Poltelkab Sp. z o.o.
12.    ProCable Sp. z.o.o.
13.    Szczecinska Telewizja Kablowa Sp. z o.o.
13.    TV Kabel Sp. z o.o.
14.    At Entertainment Limited
15.    Poland Communications, Inc.
16.    Poland Cablevision (Netherlands) B.V.
17.    Sereke Holding B.V.
18.    Wizja TV Sp. z o.o.
19.    WPTS Sp. z o.o.
20.    @Entertainment Programming, Inc.


                                    Sch C-1

                                                                       Exhibit A

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                              [Separately Attached]

                                                                       Exhibit B

                            FORM OF WARRANT AGREEMENT

                              [Separately Attached]

                                                                       Exhibit C

                  FORM OF WARRANT REGISTRATION RIGHTS AGREEMENT

                              [Separately Attached]

                                                                       Exhibit D

                 FORM OF UNITED STATES LAW OPINION OF COMPANY'S
                       COUNSEL TO BE DELIVERED PURSUANT TO
                                 SECTION 5(a)(i)

            (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

            (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Purchase Agreement, the Warrant Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement, the Indenture and the Securities;

            (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect;

            (iv) Each Designated Subsidiary incorporated in a jurisdiction in the United States (collectively, the "U.S. Designated Subsidiaries") of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

            (v) The authorized, issued and outstanding capital stock of the Company at September 30, 1998 was as set forth in the Offering Memorandum under the caption "Capitalization" under the heading "Actual"; the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of any preemptive or other similar rights of any security holder of the Company;

            (vi) The Preference Securities have been duly authorized and conform in all material respects to all statements relating thereto contained in the Offering Memorandum, and the descriptions thereof in the Offering Memorandum conform in all material respects to the rights set forth in the instruments defining same. The Preference Shares are validly issued, fully paid and non-assessable. The Preference Warrants, when executed by the Company and duly issued and delivered in accordance with the instruments governing the Preference

Securities, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, and except as enforcement thereof is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). No holder of Preference Securities will be subject to personal liability by reason of being such a holder.

            (vii) The Purchase Agreement has been duly authorized, executed and delivered by the Company;

            (viii) The Warrant Agreement has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Warrant Agent) constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

            (ix) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery thereof by the Initial Purchasers) constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as (x) the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, (y) the enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (z) any rights to indemnity and contribution may be limited by federal and state securities laws and public policy considerations;

            (x) The Warrant Registration Rights Agreement has been duly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery thereof by the Initial Purchasers) constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as (x) the enforcement thereof may be limited by bankruptcy, insolvency (including without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, (y) the enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and
(z) any rights to indemnity and contribution may be limited by federal and state securities laws and public policy considerations;

            (xi) The Indenture has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and the waiver contained in Section 514 thereof may be unenforceable due to interests of public policy;

            (xii) The Notes are in the form contemplated by the Indenture, have been duly authorized by the Company and, assuming that the Notes have been duly executed by the Company and authenticated by the Trustee in the manner described in its certificate delivered to you today (which fact such counsel need not determine by an inspection of the Notes), the Notes have been duly issued and delivered by the Company and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture;

            (xiii) The Warrants are in the form contemplated by the Warrant Agreement, have been duly authorized by the Company and, when executed by the Company and authenticated by the Warrant Agent in the manner provided in the Warrant Agreement and issued and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, and except as enforcement thereof is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and will be entitled to the benefits of the Warrant Agreement and the Warrant Registration Rights Agreement;

            (xiv) The Warrant Shares have been duly authorized and reserved by the Company and, when executed by the Company and countersigned by the Warrant Agent and issued and delivered upon exercise of the Warrants in accordance with the terms of the Warrants and the Warrant Agreement, will be validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar rights;

            (xv) The Registration Rights Agreement, the Warrant Registration Rights Agreement, the Securities, the Common Stock, the Warrant Agreement, the Indenture and conform in all material respects to the descriptions thereof contained in the Offering Memorandum;

            (xvi) Except as described in the Offering Memorandum, there is not pending or, to the best of their knowledge, threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary thereof is subject, or to which the property of the Company or any subsidiary thereof is subject, before or brought by any court or governmental agency or body, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of (1) the transactions contemplated in the Purchase Agreement, the Warrant Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement, the Indenture or the Securities or the performance by the Company of its obligations thereunder or (2) the transactions contemplated by the Offering Memorandum;

            (xvii) The information in the Offering Memorandum under "Compensation Plans", "Certain Relationships and Related Transactions", "Description of Indebtedness", "Description of Capital Stock", "Description of the Units", "Description of the Notes", "Description of the Warrants", "United States Income Tax Considerations" (except for the Company's allocation of the issue price as to which they need not express an opinion) and "Plan of Distribution", to the extent that it constitutes matters of law, summaries of legal matters or legal proceedings, or legal conclusions, has been reviewed by them and is correct in all material respects;

            (xviii) All descriptions in the Offering Memorandum of contracts, licenses and other documents to which the Company or any of its subsidiaries is a party are accurate in all material respects; to the best of their knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments that would be required to be described in the Offering Memorandum, if the Offering Memorandum were a prospectus filed as part of a registration statement on Form S-1 under the 1933 Act, that are not described or referred to in the Offering Memorandum other than those described or referred to therein or incorporated by reference thereto, and the descriptions thereof or references thereto are correct in all material respects;

            (xix) Neither the Company nor any of its U.S. Designated Subsidiaries is in violation of its certificate of incorporation or by-laws (or other similar organizational documents); neither the Company nor any of its subsidiaries in violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets or properties, except for such violations as are specifically identified as such and described in the Offering Memorandum or for such violations as would not have a Material Adverse Effect, and no default by the Company or any of its subsidiaries exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Offering Memorandum, except such defaults as are specifically identified as such and described in the Offering Memorandum and except for such defaults that would not result in a Material Adverse Effect;

            (xx) No authorization, approval, consent or order of any court or governmental authority or agency (other than such as may be required under the applicable securities laws of the various jurisdictions in which the Notes, the Warrants and the Units will be offered or sold, as to which they need express no opinion) is required in connection with the due authorization, execution and delivery of the Purchase Agreement, the Warrant Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement or the Indenture, for the offering, issuance, sale or delivery of the Units to the Initial Purchasers or the resale thereof by the Initial Purchasers in accordance with the Purchase Agreement;

            (xxi) It is not necessary in connection with the offer, sale and delivery of the Units to Initial Purchasers and to each subsequent purchaser in the manner contemplated by the Purchase Agreement and the Offering Memorandum to register the Notes, the Warrants and the Units under the 1933 Act or to qualify the Indenture under the Trust Indenture Act;

            (xxii) The execution, delivery and performance of the Purchase Agreement, the Warrant Agreement, the DTC Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement, the Indenture and the Securities and the consummation of the transactions contemplated in the Purchase Agreement, the Warrant Agreement, the DTC Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement, the Indenture and in the Offering Memorandum (including the use of the proceeds from the sale of the Units as described in the Offering Memorandum under the caption "Use Of Proceeds") and compliance by the Company with its obligations under the Purchase Agreement, the Warrant Agreement, the DTC Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement, the Indenture, the Preference Securities and the Securities will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument identified to them by the Company to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company, or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary thereof or any of their respective properties, assets or operations, that is identified to such counsel by the Company;

            (xxiii) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act;

            (xxiv) There are no restrictions (legal, contractual or otherwise) on the ability of the U.S. Designated Subsidiaries to declare and pay dividends or make any payment or transfer of property or assets to their shareholders other than those referred to in the Offering Memorandum;

            (xxv) The form of certificate used to evidence the Securities complies in all material respects with all applicable statutory requirements and with any applicable requirements of the charter and by-laws of the Company.

            Such counsel may state that they have not verified, and are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (except for their opinions under paragraphs (vi), (xv), (xvii) and (xviii) above insofar as such statements concern legal matters) and that they have participated in conferences with the Company, representatives of the Initial Purchasers and their counsel and the independent public accountants for the Company at which the Offering Memorandum was prepared and the contents thereof and related matters were discussed. In the course of these conferences and discussions, no facts have come to their attention that would lead them to believe that the Offering Memorandum or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein, as to which such counsel need make no statement), at the time the Offering Memorandum was issued, at the time any such amended or supplemented Offering Memorandum was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            In rendering such opinion, such counsel may rely (A) as to matters involving the application of Dutch law, upon the opinion of Baker & McKenzie, special Netherlands counsel to Poland Cablevision (Netherlands) B.V. (which opinion shall be delivered to the Initial Purchasers at the Closing Time pursuant to the provisions of Section 5(a)(ii)) of the Purchase Agreement, (B) as to matters involving the application of English law, upon the opinion of Ashurst Morris Crisp, special English counsel to the Company (which opinion shall be delivered to the Initial Purchasers at the Closing Time pursuant to the provisions of Section 5(a)(iii)) of the Purchase Agreement, (C) as to matters involving the application of Polish law, upon the opinion of Baker & McKenzie Sp z.o.o., special Polish counsel to the Company (which opinion shall be delivered to the Initial Purchasers at the Closing Time pursuant to the provisions of
Section 5(a)(i)) of the Purchase Agreement and (D) as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                       Exhibit E

                 FORM OF POLISH LAW OPINION OF COMPANY'S COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                 SECTION 5(a)(i)

            (i) Each Polish Designated Subsidiary has been duly incorporated and is validly existing as a corporation under the laws of the Republic of Poland, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is not required to be qualified as a foreign corporation to transact business in any jurisdiction in which it owns or leases property or conducts business; all of the issued and outstanding capital stock of each Polish Designated Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of their knowledge and information, except as otherwise disclosed in the Offering Memorandum, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except in the case of any Polish limited liability company, any statutory liability for taxes and for the Share Pledges;

            (ii) Except as described in the Offering Memorandum, there is not pending or, to the best of their knowledge, threatened, any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of (1) the transactions contemplated in the Purchase Agreement, the Warrant Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement, the Indenture or the Securities or the performance by the Company of its obligations thereunder or (2) the transactions contemplated by the Offering Memorandum;

            (iii) The Company and its Polish Designated Subsidiaries have good and marketable title to all real property owned by them, in each case free and clear of all liens, encumbrances and defects, except the Asset Encumbrances, such as are described in the Offering Memorandum or such as do not result in a Material Adverse Effect; and any real property and buildings held under lease by the Company and its Polish Designated Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not result in a Material Adverse Effect;

            (iv) The information in the Offering Memorandum under "Risk Factors
- Regulation of the Polish Cable Television Industry", "Risk Factors - Polish Regulation of the DTH Market", "Risk Factors - Limitations on Foreign Ownership of Multi-Channel Pay Television Operators and Broadcasters", the first four paragraphs of "Risk Factors - Regulation of Competition", the first, second, third and fifth paragraph of "Risk Factors -

Political and Economic Risks; Enforcement of Foreign Judgments", "Business -Property", "Business - Legal Proceedings", "Regulation", and "Certain Relationships and Related Transactions", to the extent that it constitutes matters of law, summaries of legal matters, the charter and bylaws (or similar organizational documents) of any subsidiaries of the Company or legal proceedings, or legal conclusions, has been reviewed by them and is correct in all material respects;

            (v) All descriptions in the Offering Memorandum of contracts and other documents to which the Company or any of its subsidiaries is a party are accurate in all material respects; to the best of their knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments that would be required to be described in the Offering Memorandum, if the Offering Memorandum were a prospectus filed as part of a registration statement on Form S-1 under the 1933 Act, that are not described or referred to in the Offering Memorandum other than those described or referred to therein or incorporated by reference thereto, and the descriptions thereof or references thereto are correct in all material respects;

            (vi) None of the Polish Designated Subsidiaries is in violation of its charter or by-laws (or other similar organizational documents) nor is the Company or any of its subsidiaries in violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets or properties, except for such violations as are specifically identified as such and described in the Offering Memorandum and except for such violations that would not result in a Material Effect and no default by the Company or any of its subsidiaries exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Offering Memorandum, except such defaults as are specifically identified and described in the Offering Memorandum and except for such defaults that would not result in a Material Adverse Effect;

            (vii) The execution, delivery and performance of the Purchase Agreement, the Warrant Agreement, the DTC Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement, the Indenture and the Securities and the consummation of the transactions contemplated in the Purchase Agreement and in the Offering Memorandum (including the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use Of Proceeds") and compliance by the Company with its obligations under the Purchase Agreement, the Warrant Agreement, the DTC Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement, the Indenture and the Securities will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary thereof pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to them, to which the Company or any subsidiary thereof is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary thereof is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect) nor will such action result in any violation of the provisions of the charter or by-laws (or other similar organizational documents) of any Polish subsidiary of the Company, or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary thereof or any of their respective properties, assets or operations that is identified to them by the Company;

            (viii) Except as described in the Offering Memorandum, each of the Polish Designated Subsidiaries owns or possesses or has obtained all material governmental licenses, certificates, permits, concessions, consents, orders, approvals and other authorizations necessary to hold all concessions, leases and permits or own its properties, including, without limitation, all licenses and permits relating to intellectual property, and to carry on its business as presently conducted and as contemplated in the Offering Memorandum, and, to the best of their knowledge after due inquiry, none of the Designated Subsidiaries has received any notice relating to the revocation or modification of any such concession, license, certificate, permit, consent, order, approval or other authorizations;

            (ix) Each of the Management Agreements (as such term is defined in the Indenture) has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and binding agreement of each of the parties thereto, enforceable against each of the parties thereto in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

            (x) There are no restrictions (legal, contractual or otherwise) on the ability of the Polish Designated Subsidiaries to declare and pay dividends or make any payment or transfer of property or assets to their shareholder other than those described in the Offering Memorandum and except for the Share Pledges and the Asset Encumbrances; and such descriptions, if any, fairly summarize such restrictions; and

            (xi) No authorization, approval, consent or order of any court or governmental authority or agency (other than such as may be required under the applicable securities laws of the various jurisdictions in which the Units will be offered or sold, as to which they need express no opinion) is required in connection with the due authorization, execution and delivery of the Purchase Agreement, the Warrant Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement or the Indenture or for the offering, issuance, sale or delivery of the Units to the Initial Purchasers or the resale by the Initial Purchasers in accordance with the Purchase Agreement.

            Such counsel may state that they have not verified, and are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (except for their opinions under paragraphs (iv), (v) and (x) above insofar as such statements concern legal matters) and that they have participated in conferences with the Company, representatives of the Initial Purchasers and their counsel and the independent public accountants for the Company at which the Offering Memorandum was prepared and the contents thereof and related matters were discussed. In the course of these conferences and discussions, no facts have come to their attention that would lead them to believe that the Offering Memorandum (except for financial statements and schedules and other financial data included or incorporated by reference therein as to which they need make no statement), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Offering Memorandum or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein, as to which such counsel need make no statement), at the time the Offering Memorandum was issued, at the time any such amended or supplemented Offering Memorandum was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            In rendering such opinion, such counsel may rely (A) as to matters involving the application of Netherlands law, upon the opinion of Baker & McKenzie, special Netherlands counsel to the Company (which opinion shall be delivered to the Initial Purchasers at the Closing Time pursuant to the provisions of section 5(a)(ii)) of the Purchase Agreement, (B) as to matters involving the application of English law, upon the opinion of Ashurst Morris Crisp, special English counsel to the Company (which opinion shall be delivered to the Initial Purchasers at the Closing Time pursuant to the provisions of
Section 5(a)(iii) of the Purchase Agreement and (C) as to matters involving the application of the law of the State of New York, the General Corporation Law of the State of Delaware and the federal law of the United States, upon the opinion of Baker & McKenzie, United States counsel to the Company (which opinion shall be delivered to the Initial Purchasers at the Closing Time pursuant to the provisions of Section 5(a)(i) of the Purchase Agreement as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                       Exhibit F

                   FORM OF OPINION OF COMPANY'S DUTCH COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                SECTION 5(a)(ii)

            (i) Poland Cablevision ("PCBV") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Netherlands, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is duly registered with the local Dutch trade register. Under Dutch law, PCBV is not required to be qualified as a foreign corporation to transact business in the Netherlands. All of the issued and outstanding capital stock of PCBV, consisting of 200,000 shares, has been duly authorized and validly issued, is fully paid and non-assessable. @Entertainment owns 189,600 out of such 200,000 shares (92.3%) free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

            (ii) There are no restrictions (legal, contractual or otherwise) on the ability of PCBV to declare and pay dividends or make any payment or transfer of property or assets to its shareholders other than those described in the Offering Memorandum and such descriptions, if any, fairly summarize such restrictions;

            (iii) Except as described in the Offering Memorandum there is not pending or, to the best of their knowledge, threatened any action, suit, proceeding, inquiry or investigation, to which PCBV is a party, or to which the property of PCBV is subject, before or brought by any Dutch court or governmental agency or body, which might be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of (1) this Agreement or the performance by the Company of its obligations hereunder (if any) or (2) the transactions contemplated by the Offering Memorandum;

            (iv) All descriptions in the Offering Memorandum of contracts and other documents to which PCBV is a party are accurate in all material respects; to the best of their knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments that would be required to be described in the Offering Memorandum if it were a prospectus filed as part of a registration statement on Form S-1 under the 1933 Act that are not described or referred to in the Offering Memorandum other than those described or referred to therein, and the descriptions thereof and references thereto are correct in all material respects;

            (v) PCBV is not in violation of its statutes or by-laws (or other similar organizational documents) nor, to the best of their knowledge, is PCBV in violation of any applicable Dutch law, statute, rule, regulation, judgment, order, writ or decree of any Dutch government, government instrumentality or court having jurisdiction over PCBV or any of its assets or properties, except as described in the Offering Memorandum, and no default by PCBV exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, license, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Offering Memorandum, except as described in the Offering Memorandum and except for such defaults that would not result in a Material Adverse Effect;

            (vi) Except as otherwise disclosed in the Offering Memorandum, PCBV owns or possesses or has obtained all material licenses, certificates, permits, concessions, consents, orders, approvals and other governmental authorizations necessary to hold all its concessions, leases and permits or own its properties, including, without limitation, all licenses and permits relating to intellectual property, and to carry on its business as presently conducted and as contemplated in the Offering Memorandum, and PCBV has not received any notice relating to the revocation or modification of any such concession, license, certificate, permit, consent, order, approval or other authorizations;

            (vii) No authorization, approval, consent or order of any Dutch court or Dutch governmental authority or agency (other than such as may be required under the applicable securities laws of the various jurisdictions in which the Units will be offered or sold, as to which they need express no opinion) is required in connection with the due authorization, execution and delivery by the Company of the Purchase Agreement, the Warrant Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement or the Indenture or for the offering, issuance, sale or delivery of the Units to the Initial Purchasers; and

            (viii) The information in the Offering Memorandum under the seventh paragraph of "Risk Factors - Political and Economic Risks; Enforcement of Foreign Judgments", to the extent that it constitutes matters of law, summaries of legal matters, or legal conclusions, has been reviewed by them and is correct in all material respects.

                                                                       Exhibit F

                   FORM OF OPINION OF COMPANY'S DUTCH COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                SECTION 5(a)(ii)

            (i) Sereke has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Netherlands, has corporate power and authority to own, lease and operate its properties, to act as a licensing company and to conduct its business as described in the Units Offering Memorandum and is duly registered with the local Dutch trade register. Under Dutch law, Sereke is not required to be qualified as a foreign corporation to transact business in the Netherlands. Of the authorized capital stock of Sereke, consisting of 375 shares, 75 have been validly issued, fully paid and non-assessable. @Entertainment owns all 75 shares free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

            (ii) There are no restrictions (legal, contractual or otherwise) on the ability of PCBV to declare and pay dividends or make any payment or transfer of property or assets to its shareholders other than those described in the Offering Memorandum and such descriptions, if any, fairly summarize such restrictions;

            (iii) Except as described in the Offering Memorandum there is not pending or, to the best of their knowledge, threatened any action, suit, proceeding, inquiry or investigation, to which PCBV is a party, or to which the property of PCBV is subject, before or brought by any Dutch court or governmental agency or body, which might be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of (1) this Agreement or the performance by the Company of its obligations hereunder (if any) or (2) the transactions contemplated by the Offering Memorandum;

            (iv) All descriptions in the Offering Memorandum of contracts and other documents to which PCBV is a party are accurate in all material respects; to the best of their knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments that would be required to be described in the Offering Memorandum if it were a prospectus filed as part of a registration statement on Form S-1 under the 1933 Act that are not described or referred to in the Offering Memorandum other than those described or referred to therein, and the descriptions thereof and references thereto are correct in all material respects;

            (v) PCBV is not in violation of its statutes or by-laws (or other similar organizational documents) nor, to the best of their knowledge, is PCBV in violation of any applicable Dutch law, statute, rule, regulation, judgment, order, writ or decree of any Dutch government, government instrumentality or court having jurisdiction over PCBV or any of its assets or properties, except as described in the Offering Memorandum, and no default by PCBV exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, license, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Offering Memorandum, except as described in the Offering Memorandum and except for such defaults that would not result in a Material Adverse Effect;

            (vi) Except as otherwise disclosed in the Offering Memorandum, PCBV owns or possesses or has obtained all material licenses, certificates, permits, concessions, consents, orders, approvals and other governmental authorizations necessary to hold all its concessions, leases and permits or own its properties, including, without limitation, all licenses and permits relating to intellectual property, and to carry on its business as presently conducted and as contemplated in the Offering Memorandum, and PCBV has not received any notice relating to the revocation or modification of any such concession, license, certificate, permit, consent, order, approval or other authorizations;

            (vii) No authorization, approval, consent or order of any Dutch court or Dutch governmental authority or agency (other than such as may be required under the applicable securities laws of the various jurisdictions in which the Units will be offered or sold, as to which they need express no opinion) is required in connection with the due authorization, execution and delivery by the Company of the Purchase Agreement, the Warrant Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement or the Indenture or for the offering, issuance, sale or delivery of the Units to the Initial Purchasers; and

            (viii) The information in the Offering Memorandum under the seventh paragraph of "Risk Factors - Political and Economic Risks; Enforcement of Foreign Judgments", to the extent that it constitutes matters of law, summaries of legal matters, or legal conclusions, has been reviewed by them and is correct in all material respects.

                                                                       Exhibit G

                  FORM OF OPINION OF COMPANY'S ENGLISH COUNSEL
                  TO BE DELIVERED PURSUANT TO SECTION 5(a)(iii)

            (i) At Entertainment Limited ("AEL") has been duly incorporated and is validly existing as a limited liability company under the laws of England and Wales, has corporate power and authority to own and lease its properties and to conduct its business as described in the Offering Memorandum and is not required to obtain further authorization to transact business or to own or lease property in England and Wales; all of the issued and outstanding shares of AEL have been duly authorized, validly issued and are fully paid up. Their searches at Companies House in respect of AEL did not reveal any security interest, mortgage, pledge, lien, encumbrance, claim or equity affecting the issued shares of AEL;

            (ii) They have not been instructed by the Company, AEL or any subsidiary nor have any notice from our searches of the registry of the High Court of England and Wales of any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of AEL is subject, before or brought by any court or governmental agency or body, which might be expected to result in a Material Adverse Effect on AEL;

            (iii) They have no notice that any real property has been acquired by AEL whether by purchase or lease other than Maidstone Studios, Vinters Park, Kent and lease of premises in Conduit Street, London;

            (iv) The information in the Offering Memorandum under "Risk Factors
- Dependence on Philips as Principal Supplier", "Risk Factors Dependence on Satellites", "Risk Factors - Availability of Programming and Dependence on Third Party Programmers; Program Development Risk" (other than the specification of any financial commitments of the Company), "Risk Factors - United Kingdom Regulation of D-DTH Business", "Risk Factors - European Union Regulation of D-DTH Business", "Risk Factors - Regulation of Competition" (insofar as it does not relate to Poland), the sixth paragraph of "Risk Factors - Political and Economic Risks; Enforcement of Foreign Judgments", "Regulation - United Kingdom", and "Regulation - European Union", to the extent that it constitutes matters of law, summaries of legal matters, or legal proceedings, or legal conclusions, has been reviewed by them and is correct in all material respects;

            (v) All summaries in the Offering Memorandum of the satellite television services license issued by the Independent Television Commission (the "ITC License") for the channels known as Atomic TV, Wizja 1, Wizja Sport, Wizja Pogoda and Twoja Wizja Na Zywo and of the contracts for transponders on Astra 1E and 1F satellites, the Commercial Cooperation Agreement with Phillips or agreements set out at Schedule 1 to which AEL is a party are accurate summaries of the matters summarized; they have no notice that there are any franchises, contracts, licenses, indentures, mortgages, loan agreements, notes, leases or other instruments relating to AEL that are not described or referred to in the Offering Memorandum, and the descriptions thereof and references thereto are correct in all material respects;

            (vi) AEL is not in violation of its Memorandum and Articles of Association and, they have no notice that AEL is in violation of any applicable English law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court having jurisdiction over AEL in England or any of its assets or properties in England, except as described in the Offering Memorandum, they have no notice that any default by AEL exists in the due performance or observance of any obligation, agreement, covenant or condition of AEL contained in any contract, license, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in those sections of the Offering Memorandum referred to in paragraph (iv) above or on the Schedule 1 attached to the opinion;

            (vii) The execution, delivery and performance of the Purchase Agreement, the Warrant Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement and the Indenture and the consummation of the transactions contemplated therein and in the Offering Memorandum (including the use of proceeds from the sale of the Securities and described in the Offering Memorandum under the caption "Use of Proceeds") and compliance by the Company with its obligations under the Purchase Agreement, the Warrant Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement the Securities and the Indenture, will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance under English law upon any property or assets of AEL pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, notified to them, to which AEL is a party or by which it may be bound, or to which any of the property or assets of AEL is subject, nor will such action result in any violation of the provisions of the Memorandum and Articles of Association of AEL, or any applicable English law, statute, rule, regulation, judgment, order, writ or decree, of any government, government instrumentality or court having jurisdiction in England over AEL or any of its respective properties, assets or operations in England;

            (viii) AEL owns or possesses or has obtained all material governmental licenses, certificates, permits, concessions, consents, orders, approvals and other authorizations in England, as disclosed in the Offering Memorandum, necessary to hold all concessions, leases and permits or own its properties, including, without limitation, all broadcasting licenses and permits relating to intellectual property, and to carry on its business as presently conducted and as contemplated in the Offering Memorandum, and they have no notice that AEL has received any notice relating to the revocation or modification of any such concession, license, certificate, permit, consent, order, approval or other authorizations;

            (ix) Other than as described in the Offering Memorandum, there are no restrictions (legal, contractual or otherwise) on the ability of AEL to declare and pay dividends in accordance with applicable English company law, and other than as imposed by law on English companies generally, there are no restrictions (legal, contractual or otherwise) on the ability of AEL to make any payment or transfer of property or assets to its shareholder; and

            (x) No authorization, approval, consent or order of any court or governmental authority or agency in England which regulates the operations of AEL is required in connection with the due authorization, execution and delivery of the Purchase Agreement, the Warrant Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement and the Indenture, or for the offering, issuance, sale or delivery of the Units to the Initial Purchasers. They need give no opinion as to whether the due authorization, execution and delivery by the Company of the Purchase Agreement, the Warrant Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement and the Indenture or the offering, issuance, sale or delivery of the Units to the Initial Purchasers complies with applicable securities laws in England and Wales or any other jurisdiction.


                                      G-3